EXHIBIT 99


           CERIFICIATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Asian Star Development, Inc. on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY ACT of 2002, that to the best of his knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the SECURITIES EXCHANGE ACT of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                               /s/ STEPHEN CHOW
                                               _________________________________
                                                   Stephen Chow
                                                   Chairman and CEO